UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2005

TRANSWITCH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-25996	06-1236189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Enterprise Drive

Shelton, Connecticut 06484

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 929-8810

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September 7, 2005, TranSwitch Corporation (the Company) requested approval from the U.S. Securities Exchange Commission to withdraw its registration statement on Form S-4, originally filed June 17, 2005, covering the Company’s previously announced exchange offer for its outstanding 5.45% Plus Cash Notes due September 30, 2007. The Company’s press release announcing this action is attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(a)	Financial Statements – None

(b)	Pro Forma Financial Information – None

(c)	Exhibits:

Exhibit No.	Description
99.1	Press Release dated September 7, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSWITCH CORPORATION

September 7, 2005	By:	/s/ Peter J. Tallian
	Name:	Peter J. Tallian
	Title:	Senior Vice President, Chief Financial Officer and Treasurer